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                                                                   Exhibit 10.16


             AMENDMENT NO. 1 TO CONVERTIBLE SECURED PROMISSORY NOTE


         This AMENDMENT NO. 1 TO CONVERTIBLE SECURED PROMISSORY NOTE, effective as of February 28, 2000 (this "Amendment"), is executed by MigraTEC, Inc., a Florida corporation (the "Corporation"), in favor of MT Partners, L.P., a Texas limited partnership ("Cardinal").

                                    RECITALS:

         WHEREAS, the Corporation executed and delivered to Cardinal that certain Convertible Secured Promissory Note, dated January 25, 2000, in the principal sum of up to $1,975,000 (the "Note"); and

         WHEREAS, the Corporation desires to amend the Note in certain respects as herein provided;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENT OF DATE FOR FIRST SUBSEQUENT ADVANCE. The Note is hereby amended to change all references to the date February 28, 2000 to the date March 31, 2000.

         SECTION 2. OTHER PROVISIONS UNAFFECTED. Except as specifically modified by this Amendment, all terms and conditions contained in the Note shall continue in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Note.



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             AMENDMENT NO. 1 TO CONVERTIBLE SECURED PROMISSORY NOTE

                                 Signature Page

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed effective as of the date first written above.

                                          CORPORATION:

                                          MIGRATEC, INC.


                                          By:   /s/ Curtis Overstreet
                                             ----------------------------------
                                                Curtis Overstreet
                                                President


                                          AGREED TO AND ACCEPTED:

                                          MT PARTNERS, L.P.

                                          By:   CARDINAL HOLDING CORPORATION
                                                General Partner

                                                By:  /s/ Marshall Payne
                                                   ----------------------------
                                                     Marshall Payne
                                                     President